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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐ Soliciting Material Pursuant to §240.14a-12
WATERPIK TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        March 14, 2003

Dear Stockholders:

        We are pleased to invite you to attend the 2003 Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m., Pacific Daylight Time on Thursday, April 24, 2003, at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach California 92660.

        This booklet includes the notice of meeting as well as our Proxy Statement. Enclosed with this booklet are the following:

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  A separate proxy or voting instruction card for each stockholder located at the mailing address to which this booklet has been sent; and

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  A separate proxy or voting instruction card return envelope (postage paid if mailed in the U.S.) for each stockholder located at the mailing address to which this booklet has been sent.

        A copy of our Annual Report for 2002 is also enclosed.

        You may consent to receive future Annual Reports, Proxy Statements and related proxy materials via the Internet instead of through the mail. If you share an address with another stockholder of the Company, you may also consent to the delivery by mail of a single Proxy Statement and Annual Report of the Company to that address. The attached Proxy Statement provides instruction with regard to each of these matters.

        Please read the Proxy Statement and vote your shares as soon as possible by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

        We look forward to seeing as many of you as possible at the 2003 Annual Meeting.

                      Sincerely,

                      Michael P. Hoopis
                       President and Chief Executive Officer

  YOUR VOTE IS IMPORTANT

  PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING YOUR PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

WATER PIK TECHNOLOGIES, INC.
23 Corporate Plaza, Suite 246
Newport Beach, California 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	April 24, 2003
Time:	9:00 a.m., Pacific Daylight Time
Place:	The Sutton Place Hotel 4500 MacArthur Boulevard Newport Beach, California 92660
Record Date:	March 4, 2003

Agenda

  (1)
  Election of a class of two directors for a three-year term expiring in 2006;

  (2)
  Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2003; and

  (3)
  Transaction of any other business properly brought before the meeting.

Stockholder List

        A list of stockholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices, 23 Corporate Plaza, Suite 246, Newport Beach, California 92660, for examination by any stockholder for any legally valid purpose related to the meeting.

Admission to the Meeting

        Stockholders who owned shares of our Common Stock at the close of business on Tuesday, March 4, 2003, or their authorized representatives by proxy, are entitled to attend and vote at the Annual Meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

                      By order of the Board of Directors,

                      Richard D. Tipton
                       Secretary

Dated: March 14, 2003

PROXY STATEMENT

TABLE OF CONTENTS

i

PROXY STATEMENT FOR
2003 ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 24, 2003

PROXY SOLICITATION AND VOTING INFORMATION

        The enclosed proxy is solicited by the Board of Directors of Water Pik Technologies, Inc., a Delaware corporation, ("Water Pik Technologies," the "Company," "we," "our" or "us") for use in voting at the 2003 Annual Meeting to be held at 9:00 a.m., Pacific Daylight Time on Thursday, April 24, 2003, at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card are first being mailed to stockholders on or about March 22, 2003. The Proxy Statement will be filed with the Securities and Exchange Commission and will be available at the "Investor/Corporate Information" section on our website at www.waterpik.com on or about March 14, 2003.

Who May Vote?

        If you were a stockholder on the records of the Company at the close of business on March 4, 2003 you may vote at the 2003 Annual Meeting. On that day, there were 12,465,862 shares of our Common Stock outstanding.

How Many Votes Do I Have?

        Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the Annual Meeting.

How Will The Board Vote My Proxy?

        A properly executed proxy received by the Secretary prior to the meeting, and not revoked, will be voted as directed by the stockholder. If the stockholder provides no specific direction, the shares will be voted FOR the election of the Directors nominated by the Board and FOR the proposal to ratify the appointment of the independent auditors. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted in accordance with the judgment of the holders of the proxy.

        We have not received timely notice of any stockholder proposals for presentation at the Annual Meeting as required by Section 14(a)-14(c) of the Securities Exchange Act of 1934 or by our certificate of incorporation.

How May I Vote?

        Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

How Can I Revoke My Proxy?

        You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

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  sending a written notice to revoke your proxy to the Secretary of the Company;

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  transmitting a proxy by mail at a later date than your prior proxy; or

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  attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee benefit plans described below).

Voting by Employee Benefit Plan Participants

        Participants who hold our Common Stock in one of our defined contribution savings or retirement or stock ownership plans may tell the plan trustee how to vote the shares of our Common Stock allocated to their accounts. You may sign and return the voting instruction card provided by the plan. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

Voting Shares Held by Brokers, Banks and Other Nominees

        If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of our Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

Required Vote

        The presence, in person or by proxy, of the holders of a majority of all of the shares of our Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

        A plurality of the votes cast is required for the election of Directors so that the two individuals who receive the highest number of votes cast will be elected. The affirmative vote of a majority of the votes cast is required to ratify the appointment of the independent auditors. For these purposes, any vote characterized as an abstention is not counted as a vote cast. Broker non-votes, which relate to shares for which nominee holders do not obtain voting instructions from the beneficial holders, are not counted as votes cast.

Cost of Proxy Solicitation

        We pay the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

BOARD COMPOSITION AND PRACTICES

Information and Meetings

        The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws ("Bylaws") of the Company and the laws of the State of Delaware. Members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

        During 2002, the Board held five meetings, and the Board acted four times by unanimous written consent. In 2002, each Director attended at least 75 percent of the meetings of the Board and those committees on which they served.

Number of Directors

        The Board of Directors determines the number of Directors. The Board currently consists of seven members. Except as otherwise required under our Bylaws, the Board shall consist of not less than four and not more than ten members.

Director Terms

        The Directors are divided into three classes and the Directors in each class serve for a three-year term. The term of one class of Directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new Director to the same class as the Director being replaced. The Board may also create a new Director position in any class and elect a Director to hold the newly created position until the term of the class expires.

CORPORATE GOVERNANCE

Director Independence

        In February 2003, our Committee on Governance assessed the independence of each Director in accordance with the existing listed company standards of the New York Stock Exchange ("NYSE"), Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code. The Committee also assessed the independence of each Director within the meaning of the amendments to the Listed Company Standards of the NYSE, which were submitted to the Securities and Exchange Commission ("SEC") for approval on August 16, 2002 (the "Proposed NYSE Listed Company Standards"). The Committee determined, after careful review, that each member of our Board is independent under all such current independence standards as well as under the Proposed NYSE Listed Company Standards, with the exception of Mr. Hoopis, our Chief Executive Officer. Accordingly, in the opinion of the members of our Committee on Governance, six out of seven of the current members of the Board are independent directors. All of our Board committees consist only of independent directors. Our full Board will review the independence of our Directors at its next regularly scheduled meeting.

Corporate Governance Guidelines

        Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. When we first became a public company in 1999, our Board adopted many "best practices" in the area of corporate governance, including separate committees of the Board for each of the areas of audit and finance, governance and executive compensation, charters for each of the committees of the Board, corporate ethics and compliance guidelines which are distributed no less than annually with follow up questionnaires to key personnel, careful annual review of the independence of the members of our Audit and Finance and Personnel and Compensation Committees, maintenance of a majority of independent Board members, and written expectations of management and directors, among other things. These governance controls were built upon a strong foundation of internal financial and compliance controls developed over the years when our two business segments, the Personal Health Care segment and the Pool Products and Heating Systems segment, were operated under Allegheny Teledyne Corporation, now known as Allegheny Technologies Incorporated ("ATI").

        In March 2003, our Board formally adopted the Corporate Governance Guidelines of Water Pik Technologies, Inc., (the "Governance Guidelines") which were developed by our Committee on Governance. Our Governance Guidelines incorporate the practices and policies under which our Board has operated since its inception, in addition to many of the concepts suggested by various authorities in corporate governance and the new requirements under the Sarbanes-Oxley Act of 2002 and the Proposed NYSE Listed Company Standards. Some of the principal subjects covered by our Governance Guidelines include:

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  Standards of Director qualifications, including measuring each candidate's independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of our business environment and ability to devote adequate time and effort to Board responsibilities; prompt review of any changes in employment or other board memberships; and mandatory retirement.

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  Responsibilities of Directors, including acting in the best interests of all stockholders, maintaining independence, developing and maintaining a sound understanding of our businesses and industries, attending and preparing for meetings, endeavoring to be available upon reasonable notice, and providing active, objective and constructive participation at all meetings.

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  Director access to management, and as necessary and appropriate, independent advisors, including encouraging presentations to the Board from various functional areas of the business, fostering management development through contact with the Board, and maintaining adequate funding to retain independent advisors for the Board and its committees as necessary and appropriate.

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  Director orientation and continuing education, including a formal program to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and ethics, corporate governance guidelines and our principal officers, internal auditors and independent auditors. In addition, each Director is expected to participate in continuing educational programs to maintain sufficient expertise necessary to perform their duties as a Director.

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  Management succession, including an annual report prepared by the Chief Executive Officer for the Board regarding succession planning for all senior management positions and an assessment of senior managers and their potential to succeed to the position of Chief Executive Officer or other senior management positions.

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  Annual performance evaluation of the Board, including an annual self-assessment of the Board's performance as well as the performance of each committee of the Board, the results of which will be discussed with the full Board and each committee.

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  Executive sessions without management held no less than four times per year. In addition, the Audit and Finance Committee meets separately with internal and external auditors at each committee meeting.

Other Governance Matters

        We are continuing to review our corporate governance policies and practices and are comparing them to the proposed new SEC and NYSE requirements and the practices of other public companies. In addition to the governance initiatives discussed above, our Chief Executive Officer and Chief Financial Officer have provided the certifications of our SEC filings required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 each quarter since the rules were adopted. We have also implemented an internal certification process, appointed a disclosure committee and adopted a disclosure committee charter to assist the Chief Executive Officer and Chief Financial Officer in fulfilling their duties. While we already have Board committee charters in place, we will finalize and adopt new charters for our Board committees when the Proposed NYSE Listed Company Standards are implemented.

        You can access our current committee charters, Governance Guidelines, and Ethics and Compliance Guidelines, as well as other corporate governance materials, press releases and SEC filings, by visiting the "Investor/Corporate Information" section of our website at www.waterpik.com.

PROPOSAL ONE — ELECTION OF DIRECTORS

        The Board of Directors has nominated for election this year two Class I incumbent Directors whose terms expire at the 2003 Annual Meeting.

        The three-year term of the Class I Directors nominated this year will expire at the 2006 Annual Meeting. The two individuals who receive the highest number of votes cast will be elected.

        If you sign and return your proxy card, the individuals named as proxies on the card will vote your shares for the election of the two nominees named below unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

Nominees for Directors with Terms Expiring at the 2006 Annual Meeting (Class I)
Charles J. Queenan, Jr. Age 72 Director since 1999
Mr. Queenan is Senior Counsel to Kirkpatrick & Lockhart LLP, Attorneys-at-Law. Prior to January 1996, he was a partner of the firm. Mr. Queenan is also a Director of ATI, Teledyne Technologies Incorporated ("Teledyne") and Crane Co.
Babette E. Heimbuch Age 54 Director since 2002
Ms. Heimbuch has served as Chief Executive Officer of FirstFed Financial Corp. since 1997 and as Chair since April 2002. Her career with FirstFed Financial Corp. began in 1982 as Chief Financial Officer after serving as Audit Manager for KPMG. Ms. Heimbuch is also a Director of the Federal Home Loan Bank of San Francisco, America's Community Bankers, Scope Industries, and is Chair of the Board of Advisors of the Santa Monica-University of California at Los Angeles ("UCLA") Medical Center. She also serves on the Financial Oversight Committee for the Santa Monica/Malibu Unified School District.
Continuing Class II Directors — Present Term Expires in 2004
Michael P. Hoopis Age 52 Director since 1999
Mr. Hoopis has served as our President and Chief Executive Officer since August 1999. He served as President and Chief Executive Officer of the Consumer Product segment of ATI from October 1998 to August 1999. Prior to that time, Mr. Hoopis was affiliated with The Black & Decker Corporation in various executive positions, including as President, Worldwide Household Products and as Executive Vice President from 1996 to 1998; President, Price Pfister, Inc. from 1992 to 1996; President, Kwikset Corporation from 1991 to 1992; and Vice President of Manufacturing, U.S. Household Products from 1989 to 1991. Mr. Hoopis is a Director of Meade Instruments Corp., a designer and distributor of telescopes and related accessories.
William G. Ouchi Age 59 Director since 1999
Mr. Ouchi is the Sanford and Betty Sigoloff Professor in Corporate Renewal at the Anderson Graduate School of Management, UCLA and has held that position since 1998. Mr. Ouchi also held the position of Vice Dean for Executive Education at the Anderson Graduate School of Management, UCLA from July 1, 1995 to June 30, 2000. He is also a Director of ATI, FirstFed Financial Corp., and Sempra Energy.

Continuing Class III Directors — Present Term Expires in 2005
Robert P. Bozzone Age 69 Director since 1999
Mr. Bozzone has served as Chair of the Board of Directors of ATI since December 2000 and also served as Chief Executive Officer and President of ATI from December 2000 through June 2001 and as Vice Chairman of the Board of Directors of ATI from August 1996 to December 2000. Mr. Bozzone served as Vice Chairman of Allegheny Ludlum Corporation from August 1994 to August 1996. Mr. Bozzone previously was President and Chief Executive Officer of Allegheny Ludlum Corporation. Mr. Bozzone is also Chair of the Board of Directors of DQE, Inc., whose principal subsidiary is Duquesne Light Company and a Director of Teledyne. Mr. Bozzone serves as the non-employee Chair of our Board of Directors.
W. Craig McClelland Age 68 Director since 1999
Mr. McClelland served as Chair and Chief Executive Officer of Union Camp Corporation, a manufacturer of paper products, from July 1994 until his retirement in June 1999. Prior to that time, he served as President and Chief Operating Officer of Union Camp. He is also a Director of ATI, International Paper Corporation and The PNC Financial Services Group, Inc.
F. Peter Cuneo Age 58 Director since 2001
Mr. Cuneo is currently a Director of Marvel Enterprises, Inc. ("Marvel") and provides continuing advisory services to Marvel. He previously served as the President and Chief Executive Officer of Marvel from July 1999 through December 2002. From September 1998 to July 1999, Mr. Cuneo served as Managing Director of Cortec Group Inc., a private equity fund. From February 1997 to September 1998, Mr. Cuneo was Chair of Cuneo & Co., L.L.C., a private investment firm. From May 1996 to February 1997, Mr. Cuneo was President, Chief Executive Officer and a Director of Remington Products Company, L.L.C., a manufacturer and marketer of personal care appliances. From May 1993 to May 1996, he was President and Chief Operating Officer at Remington.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing Committees

        The Board has three standing committees: a Committee on Governance, a Personnel and Compensation Committee with a Stock Incentive Award Subcommittee, and an Audit and Finance Committee. The Board does not have a nominating committee, although the Committee on Governance performs certain similar functions as noted below under "Committee on Governance." The committee functions, committee members and number of meetings held during 2002 are identified below.

Committee on Governance

        The Committee on Governance consists of Messrs. Bozzone, Cuneo and McClelland, with Mr. McClelland serving as Chair. Each current member of the Committee is an "independent director" within the meaning of the Proposed NYSE Listed Company Standards. From January 1, 2002 through April 24, 2002, the Committee consisted of Messrs. Bozzone, Hoopis and McClelland, with Mr. McClelland serving as Chair. On April 25, 2002, the Committee adopted its current membership. The Committee met three times during 2002. The Committee's principal functions include:

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  Developing and recommending corporate governance principles applicable to the Company and advising the Board of Directors with respect to governance matters.

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  Making recommendations to the Board of Directors with respect to candidates for nomination as new Board members and with respect to incumbent Directors for nomination as continuing Board members.

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  Making recommendations to the Board of Directors concerning the memberships of committees of the Board and chairpersons of the respective committees.

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  Making recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

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  Administering our formal compensation programs for Directors, including the Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan.

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  Making recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information.

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  Evaluating Board tenure policies as well as policies covering the retirement or resignation of incumbent Directors.

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  Overseeing the evaluation of the Board and management of Directors.

        The Committee will consider recommendations of nominees from stockholders of the Company that are submitted in accordance with the procedures for nominations set forth under the section entitled "2004 Annual Meeting and Stockholder Proposals" in this Proxy Statement. In addition, such recommendations should be accompanied by the candidate's name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a Director.

Personnel and Compensation Committee

        The Personnel and Compensation Committee consists of Messrs. McClelland, Ouchi, and Queenan, with Mr. Queenan serving as Chair. From January 1, 2002 through April 24, 2002, the Committee consisted of Mr. James E. Rohr, Mr. Ouchi and Mr. Queenan, with Mr. Queenan serving as Chair. On

April 25, 2002, the Committee adopted its current membership. The Committee met two times and acted by unanimous written consent three times during 2002. The Committee's principal functions include:

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  Making recommendations to the Board of Directors concerning general executive management organization matters.

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  Making recommendations to the Board of Directors concerning compensation and benefits for employees who are also our Directors, consulting with our Chief Executive Officer on compensation and benefit matters relating to other executive officers who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended ("statutory insiders") and making recommendations to the Board of Directors concerning compensation policies and procedures relating to officers who are statutory insiders.

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  Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

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  Administering our formal incentive compensation plans.

        Each member of the Committee is a "non-employee director" for the purposes of Rule 16b-3 of the Exchange Act and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code. See the "Report on Executive Compensation" in this Proxy Statement for further information. Each member of the Committee is also an "independent director" within the meaning of the Proposed NYSE Listed Company Standards.

Stock Incentive Award Subcommittee

        The members of the Stock Incentive Award Subcommittee are: Messrs. McClelland and Ouchi, with Mr. Ouchi serving as Chair. The Subcommittee did not hold any meetings and acted one time by unanimous written consent during 2002.

        Each Subcommittee member is a "non-employee director" for the purposes of Rule 16b-3 of the Exchange Act and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code. See the "Report on Executive Compensation" in this Proxy Statement for further information. Each of the Subcommittee members is also an "independent director" within the meaning of the Proposed NYSE Listed Company Standards.

        The Stock Incentive Award Subcommittee may administer and make awards under our stock-based incentive compensation programs for officers, referred to as "statutory insiders," who are required to file reports under Section 16(a) of the Exchange Act.

Audit and Finance Committee

        The Audit and Finance Committee consists of Messrs. Cuneo and Queenan and Ms. Heimbuch, with Mr. Cuneo serving as Chair. All members of the Audit and Finance Committee are independent within the meaning of the current listing standards of the NYSE and the Proposed NYSE Listed Company Standards. From January 1, 2002 through April 24, 2002, the Committee consisted of Messrs. Ouchi, McClelland and Rohr, with Mr. Rohr serving as Chair. From April 25, 2002 through October 22, 2002, the Committee consisted of Messrs. Ouchi, Queenan and Cuneo, with Mr. Cuneo serving as Chair. On October 23, 2002, the Committee adopted its current membership. Our Board of Directors has adopted a written charter for the Audit and Finance Committee, a copy of which was furnished with the Proxy Statement for the 2001 Annual Meeting. The Committee met four times and acted one time by unanimous written consent during 2002. The principal audit functions of the Audit and Finance Committee are:

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  Making recommendations to the Board of Directors regarding the appointment of the independent auditors for the coming year.

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  Reviewing the general scope of the audit plan of the independent auditors and the internal audit function.

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  Reviewing with management and the independent auditors, upon completion of the annual audit, the financial statements and related reports for their adequacy and compliance with generally accepted accounting, reporting and disclosure standards.

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  Promoting quality in our financial reporting and accounting practices by maintaining regular and open channels of communication between the Board, the independent auditors, the internal audit function and management.

The principal finance functions of the Audit and Finance Committee include:

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  Reviewing and evaluating proposed bank credit agreements and other major financial proposals.

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  Reviewing and making recommendations to the Board of Directors concerning policies with respect to dividends and capital structure.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

        The following is the report of the Audit and Finance Committee (the "Audit Committee") with respect to the audited financial statements for the fiscal year ended December 31, 2002 (the "Financial Statements") of Water Pik Technologies, Inc. (the "Company").

        Management is responsible for the preparation, presentation and integrity of the Financial Statements, the Company's internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, Ernst & Young LLP ("Ernst & Young") are responsible for auditing the Financial Statements and for expressing an opinion as to whether those Financial Statements present fairly the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States. The Audit Committee has reviewed and discussed the Financial Statements with management and Ernst & Young. In addition, the Audit Committee has discussed the matters required pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Ernst & Young, has received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed the independence disclosures and letter with Ernst & Young, and has considered the compatibility of non-audit services on Ernst & Young's independence.

        The Audit Committee's duty is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Financial Statements, to plan or conduct audits, or to determine that the Financial Statements are complete and accurate and are in accordance with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Financial Statements has been carried out in accordance with generally accepted auditing standards, that the Financial Statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

        Based upon these reviews and discussions, the Audit and Finance Committee recommended to the Board that the Financial Statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                      THE AUDIT AND FINANCE COMMITTEE

                          F. Peter Cuneo, Chair
                          Babette E. Heimbuch
                          Charles J. Queenan, Jr.

INDEPENDENT AUDIT FIRM FEES

Audit Fees

        Fees for audits and the quarterly reviews including review of Forms 10-Q during the years 2002 and 2001 were $311,750 and $247,080, respectively, of which an aggregate amount of $177,000 was billed through December 31, 2002 and $162,080 was billed through December 31, 2001.

Audit-Related Fees

        Audit related fees for 2002 and 2001 were $32,000 and $43,097, respectively.

Tax Fees

        Tax fees for 2002 and 2001 were $5,900 and $28,195, respectively.

Financial Information Systems Design and Implementation Fees

        Ernst & Young LLP did not render any services related to financial information systems design and implementation for the years ended December 31, 2002 and December 31, 2001.

All Other Fees

        Aggregate fees billed for all other services rendered by Ernst & Young LLP for the years ended December 31, 2002 and 2001 were $49,582 and $46,251, respectively.

DIRECTOR COMPENSATION

        Members of the Board who are also employees of the Company do not receive any compensation for their services as Directors on our Board or its committees. Each Director who is not an employee of the Company received an annual retainer fee of $20,000 during 2002, and will receive an annual retainer fee of $25,000 during 2003. The annual retainer fee is prorated for partial year service. The non-executive Chairman of our Board of Directors is paid an additional annual fee of $10,000 for 2002 and 2003. Each non-employee chair of a committee was paid an annual fee of $1,500 during 2002, and will be paid an annual fee of $2,000 during 2003. Directors are also paid $1,000 for each Board meeting and $1,000 for each committee meeting attended through October 15, 2002, and are paid $1,500 for each Board meeting and $1,500 for each committee meeting attended after October 15, 2002.

        The non-employee Directors also participate in the 1999 Non-Employee Director Stock Compensation Plan (the "Director Plan"). The purpose of the Director Plan is to provide non-employee Directors with an increased personal interest in our performance.

        Under the Director Plan, each non-employee Director receives a one-time grant of 3,000 restricted shares of our Common Stock upon joining the Board, and an annual grant of 3,000 restricted shares of our Common Stock on the date of our Annual Meeting of stockholders. The one-time restricted share grant vests at the rate of one-third per year, and the annual restricted share grant vests in its entirety on the third anniversary of the date of grant. The Director Plan also provides that each non-employee Director will receive at least 25 percent of the annual retainer fee in the form of our Common Stock. Each Director may elect to receive a greater percentage of that fee in our Common Stock. Prior to October 23, 2002, each non-employee Director also received a one-time grant of an option to purchase 5,000 shares of our Common Stock and an annual grant of an option to purchase 1,000 shares of our Common Stock, but did not receive an annual grant of 3,000 restricted shares. The purchase price of our Common Stock covered by the stock options was the fair market value of our Common Stock on the date each option was granted.

        During 2002, Messrs. Bozzone, McClelland, Ouchi, Queenan and Cuneo each received, effective on the annual meeting date, an option to purchase 1,000 shares of our Common Stock. Effective October 23, 2002, Ms. Heimbuch received a grant of 3,000 restricted shares of our Common Stock.

PROPOSAL TWO — RATIFICATION OF INDEPENDENT AUDITORS

        The Board of Directors, upon the recommendation of its Audit and Finance Committee, has appointed Ernst & Young LLP as independent auditors of the Company for its fiscal year 2003. Ernst & Young LLP was originally appointed to act as our independent auditors in 1999, when we became an independent public company, and they served in such capacity for each fiscal year since then. Ernst & Young LLP is knowledgeable about our operations and accounting practices and the Board believes that the firm is well-qualified to act in the capacity of independent auditors.

        The proposal to ratify the selection of Ernst & Young LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young LLP as our independent auditors for 2003. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board will reconsider the appointment of independent auditors.

        It is expected that representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

OTHER BUSINESS

        We know of no business that may be presented for consideration at the Annual Meeting other than the two action items indicated in the Notice of Annual Meeting of Stockholders. If other matters are properly presented at the Annual Meeting, the persons designated as proxies in your proxy card may vote on such matters at their discretion.

STOCK OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities (collectively "Insiders"), to file with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Form 4 or Form 5) of our Common Stock and other equity securities of the Company. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2002, we believe that our Insiders complied with all Section 16(a) filing requirements in a timely manner.

Security Ownership

        The following table sets forth the number of shares of our Common Stock beneficially owned, directly or indirectly, by each person known to us to own beneficially more than five percent of our outstanding Common Stock, each Director, each of our Named Executive Officers and by our Directors and executive officers as a group, in each case based upon the beneficial ownership of such persons reported to us as of March 4, 2003, including shares as to which a right to acquire ownership exists within 60 days of March 4, 2003 (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 unless otherwise indicated. Each person has sole voting and investment power with respect to the shares listed and each person's address is the address of our corporate offices.

Beneficial Owner	Shares Owned	Shares Under Restricted Stock Plans(1)	Total Shares Beneficially Owned	Percent of Shares Outstanding As of March 4, 2003
Tennenbaum & Co., LLC(2) 11100 Santa Monica Blvd. Suite 210 Los Angeles, CA 90025	2,360,485	—	2,360,485	18.9%
Richard P. Simmons(3) Birchmere, Quaker Hollow Road Sewickley, PA 15143	859,190	—	859,190	6.9%
Benson Associates, LLC(4) 111 S.W. Fifth Ave., Suite 2130 Portland, OR 97204	745,800	—	745,800	6.0%
Singleton Group LLC(5) 335 North Maple Drive, Suite 177 Beverly Hills, CA 90210	699,981	—	699,981	5.6%
Michael P. Hoopis (6)	617,563	106,598	724,161	5.8%
Robert P. Bozzone (7)	315,769	1,000	316,769	2.5%
Robert A. Shortt (8)	214,582	63,466	278,048	2.2%
Victor C. Streufert (9)	204,074	65,928	270,002	2.2%
Robert J. Rasp (10)	193,278	57,108	250,386	2.0%
Richard P. Bisson (11)	133,645	38,412	172,057	1.4%
William G. Ouchi (12)	62,027	1,000	63,027	*
Charles J. Queenan, Jr. (13)	47,460	1,000	48,460	*
W. Craig McClelland (14)	23,976	1,000	24,976	*
F. Peter Cuneo (15)	7,742	2,000	9,742	*
Babette E. Heimbuch	1,833	3,000	4,833	*
All Directors and executive officers as a group (13 persons) (16)	2,008,042	390,119	2,398,161	19.2%

*
Less than one percent of the outstanding shares.

(1)
Subject to forfeiture if established service and other forfeiture conditions are not met.
(2)
Based solely upon information set forth in Schedule 13D dated January 11, 2001 and filed with the SEC on January 12, 2001. The number listed represents shares of our Common Stock beneficially owned by one or more members of a group consisting of Special Value Bond Fund, LLC, Special Value Bond Fund II, LLC, SVIM/MSM, LLC, SVIM/MSM II, LLC, Special Value Investment Management, LLC, Tennenbaum Capital Partners, LLC and Michael E. Tennenbaum.
(3)
Based solely upon information set forth in Schedule 13G/A dated February 4, 2003 and filed with the SEC on February 4, 2003. Mr. Simmons disclaims beneficial ownership of 11,895 shares of our Common Stock owned by the R. P. Simmons Family Foundation, a private charitable foundation to which Mr. Simmons serves as trustee.
(4)
Based solely on information set forth in Schedule 13G dated February 5, 2003 and filed with the SEC on February 5, 2003.
(5)
Based solely upon information set forth in Schedule 13G dated April 19, 2000 and filed with the SEC on April 21, 2000. The number listed represents shares of our Common Stock beneficially owned by one or more members of a group consisting of William W. Singleton, Caroline W. Singleton and Donald E. Rugg.
(6)
Includes 394,367 shares of our Common Stock to which Mr. Hoopis has or will have the right to acquire within 60 days through the exercise of stock options.
(7)
Includes 200,000 shares of our Common Stock held by The Robert P. Bozzone Grantor Retained Annuity Trust II, as to which Mr. Bozzone serves as trustee, 121 shares of our Common Stock held in Mr. Bozzone's account as a participant in the Teledyne, Inc. 401(k) plan, 12,000 shares owned by Mr. Bozzone's wife to which he disclaims beneficial ownership and 7,332 shares of our Common Stock to which Mr. Bozzone has or will have the right to acquire within 60 days through the exercise of stock options.
(8)
Includes 86,650 shares of our Common Stock to which Mr. Shortt has or will have the right to acquire within 60 days through the exercise of stock options.
(9)
Includes 15,000 shares of our Common Stock that are held by The Streufert Family Revocable Living Trust dated May 16, 1997, as to which Mr. Streufert serves as a trustee, and 72,218 shares of our Common Stock to which Mr. Streufert has or will have the right to acquire within 60 days through the exercise of stock options.
(10)
Includes 101,732 shares of our Common Stock to which Mr. Rasp has or will have the right to acquire within 60 days through the exercise of stock options and 1,148 shares of our Common Stock held by Mr. Rasp in the Company's 401(k) plan.
(11)
Includes 56,820 shares of our Common Stock to which Mr. Bisson has or will have the right to acquire within 60 days through the exercise of stock options.
(12)
Includes 50,000 shares of our Common Stock owned by the William G. Ouchi Consultants, Inc. Money Purchase Pension Plan dated November 1, 1980, as to which Mr. Ouchi serves as a trustee, and 7,332 shares of our Common Stock to which Mr. Ouchi has or will have the right to acquire within 60 days through the exercise of stock options.
(13)
Includes 2,705 shares of our Common Stock owned by Mr. Queenan's wife to which he disclaims beneficial ownership and 7,332 shares of our Common Stock to which Mr. Queenan has or will have the right to acquire within 60 days through the exercise of stock options.
(14)
Includes 7,332 shares of our Common Stock to which Mr. McClelland has or will have the right to acquire within 60 days through the exercise of stock options.
(15)
Includes 5,332 shares of our Common Stock to which Mr. Cuneo has or will have the right to acquire within 60 days through the exercise of stock options.
(16)
Includes all Directors, Named Executive Officers and other executive officers as of March 4, 2003. Includes 86,878 shares of our Common Stock which two additional executive officers, combined, have or will have the right to acquire within 60 days through the exercise of stock options. See also notes (1) and (6) through (15) above.

        The following Report on Executive Compensation and the performance graphs included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

REPORT ON EXECUTIVE COMPENSATION

        This report on executive compensation is furnished by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee of the Board of Directors (together referred to as the "Committee").

Executive Compensation Principles

        For 2002, the following principles have guided the Committee in establishing executive compensation programs:

  •
  Total executive compensation will be competitive in the aggregate, using industry and market comparisons, including data supplied by Hewitt Associates and William M. Mercer, among other nationally recognized executive compensation consulting firms, to gauge the competitive marketplace.

  •
  Total executive compensation will be performance oriented, with a substantial portion of total compensation tied to internal and external measures of the Company's performance. Superior performance will significantly increase total compensation opportunities.

  •
  The programs will attract, retain, and motivate an effective management team.

Compensation Components

        As described in more detail below, the Committee has adopted policies and programs relating to base salaries, short-term incentives and long-term incentives intended to achieve the goals underlying the principles discussed above. For 2002, executive compensation consisted of the following components:

        (1) Base salary for all management positions are at the industry or market mean average for comparable positions unless there are sound reasons for significant variations. Judgment is the guiding factor in base salary determinations, as well as other compensation issues.

        (2) Short-term incentives are provided under the Annual Incentive Plan ("AIP"). The AIP is a cash bonus plan which provides key executives of the Company, including the executive officers, the opportunity to earn an incentive award when certain financial and personal performance objectives are met. Under the AIP, individual participant target incentive awards range from 20 percent to 60 percent of the participant's annual base salary. Under the AIP in 2002, a participant's maximum potential award is 200 percent of his or her target award in the case of significant overachievement. In 2003, the maximum potential individual participant award is 225 percent of the participant's target award. For 2002 and 2003, 60 percent of the incentive award is based on the achievement of target net income, 20 percent is based upon achievement of target return on average capital employed and 20 percent is based on achievement of individual goals. The Committee may, in its discretion, amend the AIP and its goals, objectives and targets at any time.

        In determining AIP awards for 2002, the Committee took into consideration the Company's performance against target levels of net income and return on average capital employed, significant individual accomplishments, a challenging economic environment, and the need to retain outstanding personnel and motivate future performance. The Committee exercised its discretion under the AIP to establish an award pool to be distributed to all 2002 AIP participants based upon contribution to financial performance and personal goal achievement. The bonus column of the Summary Compensation Table contains the annual incentive award for 2002 for each of our Named Executive Officers.

        (3) Long-term incentives for 2002 consisted of the following three components:

          (a) Stock Options — Stock options are awarded periodically to the executive officers under the 1999 Incentive Plan, and to other key employees under the Broad-Based Stock Option Plan. The amount of the award generally depends on the employee's salary and is at levels generally perceived to be competitive with executives at similar size companies at similar salary levels.

          (b) The Performance Share Plan ("PSP") is a cash and stock option award plan designed to reward key executives for the achievement of pre-determined performance goals over a multi-year cycle (the "Performance Period"), which generally lasts three years. Participants include key executives whose actions directly affect the long-term success of the Company and are determined based on nomination by the Chief Executive Officer and approval by the Committee. The cash awards under the PSP are equal to each executive's AIP bonus target percentage times the executive's base salary at the end of the award period. The PSP stock option awards are equal to the annual stock option grant made to the executive in the year the PSP was initiated. The stock options vest ratably at the end of calendar years three, four, and five following the Performance Period. If the financial target is met, vesting accelerates on February 15th of the year following the end of the Performance Period. The current Performance Period began January 1, 2001 and ends December 31, 2003. The pre-determined performance goal for the current Performance Period is cumulative earnings per share for 2001, 2002 and 2003.

          (c) Stock Acquisition and Retention Program — The Stock Acquisition and Retention Program ("SARP") is designed to encourage key executives to acquire and retain our Common Stock.

        Under this program, certain key executives may purchase shares or designate already-owned shares of our Common Stock that the Company matches with a grant of restricted Common Stock equal to 50 percent of the number of shares purchased or designated by the participant. The restricted shares will generally vest only if the participant holds the purchased or designated shares for five years. In addition, prior to the date that the restricted shares would otherwise vest, the restrictions will lapse if there is a change in control of the Company or the participant retires or dies.

        Under the terms of our SARP, for 1999, participant executives could make a one-time purchase or designation of a number of shares having a market price equal to a maximum of two times the participant's annual base salary. Those executives who purchased shares under the SARP during 1999 were not eligible to make additional purchases under the SARP during 2000. Two senior executives that did not participate in the SARP during 1999 made purchases under the SARP during 2000 equal to one times their annual base salaries. During 2001, seven executive officers made purchases under the SARP equal to one times annual base salary. During 2002, three senior executives made purchases under the SARP equal to one times their annual base salaries and one senior executive made a purchase at an amount less than his annual base salary.

        Prior to July 30, 2002, we would loan a participant the funds to purchase shares under the program at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans. All purchases under the SARP prior to July 30, 2002 were made with loans from us pursuant to the terms of the SARP. Effective July 30, 2002, we ceased granting new loans under the SARP. During 2003, executives may participate in the SARP up to one times annual base salary, subject to availability of shares, by pledging shares acquired by the executive through open-market purchases without loan assistance from us.

        For 2003, the Committee intends to continue to closely examine compensation programs of comparable businesses within our industry segment, as well as other relevant market data from various industry sources, to determine whether our current compensation plans are appropriate and further the best interests of the Company and its stockholders.

Compensation of Chief Executive Officer

        The 2002 base salary and incentive compensation of Michael P. Hoopis, President and Chief Executive Officer of the Company, was established by the Committee in accordance with the general compensation principles described above.

        Mr. Hoopis' base salary was $450,000 from October 2000 through June 2002. The Committee did not consider an increase in Mr. Hoopis' salary in October 2001, his annual salary review date, due to a company-wide wage freeze implemented in April 2001. Mr. Hoopis' salary was reviewed in July 2002, and his annual base salary was increased to $480,000. When annualized, Mr. Hoopis' annual base salary growth represents 3 percent year-over-year for 2001 and 2002, positioning Mr. Hoopis competitively with respect to market levels.

        For 2002, the target opportunity for Mr. Hoopis' annual incentive award was set at 60 percent of his base salary. Under the AIP, this would be the amount of the incentive award if the Company and Mr. Hoopis achieved 100 percent of the financial and individual performance objectives. As discussed above in this report under the heading of "Compensation Components," the Committee established a discretionary AIP award pool for 2002. The Committee determined that Mr. Hoopis' discretionary award from the 2002 AIP award pool would be $149,000 versus his individual target incentive award of $288,000. In determining Mr. Hoopis' award, the Committee considered Mr. Hoopis' leadership, success in completing new product launches in multiple business units, and accomplishments in a difficult retail market environment, among other things.

        Mr. Hoopis has been granted options to purchase our Common Stock periodically during his tenure as President and CEO of the Company. Stock options are designed to provide long-term incentives consistent with industry and market comparisons. Mr. Hoopis also holds options to purchase 71,564 shares of our Common Stock that were converted from options granted to him by ATI prior to our spin-off from ATI. Mr. Hoopis' ATI-conversion options are fully vested at this time. On November 30, 1999, Mr. Hoopis received options to purchase 279,333 shares of our Common Stock, the final 50 percent of which fully vested during 2001. In October 2000, Mr. Hoopis was granted an option to purchase 43,472 shares of Common Stock pursuant to our PSP. Mr. Hoopis' PSP options fully vest on February 15, 2004 if the three-year financial target is met under the PSP, and vest at the rate of one-third per year commencing December 31, 2003 if the financial target is not met under the PSP. In October 2000, Mr. Hoopis received an option to purchase 43,472 shares of our Common Stock, an option in October 2001 to purchase 43,472 shares of our Common Stock, and an option in October 2002 to purchase 48,000 shares of our Common Stock, all grants being part of our annual stock option grant to selected employees under the 1999 Incentive Plan. Mr. Hoopis' annual grant options vest at the rate of one-third per year commencing one year after the grant date.

        Mr. Hoopis participated in our SARP during 1999, 2001 and 2002. In November 1999, he purchased 108,108 shares of our Common Stock and received a corresponding restricted stock grant of 54,054 shares pursuant to the Plan. In May 2001, Mr. Hoopis purchased 56,922 shares of our Common Stock and received a corresponding restricted stock grant of 28,461 shares of our Common Stock pursuant to the plan. In February 2002, Mr. Hoopis purchased 48,166 shares of our Common Stock and received a corresponding restricted stock grant of 24,083 shares of our Common Stock pursuant to the plan. All of Mr. Hoopis' purchases under the SARP were made through loans from the Company in accordance with the terms of the plan prior to July 30, 2002.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code ("Code") imposes limits on tax deductions for annual compensation paid to a chief executive officer and the four other most highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's 1999 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company and its stockholders for awards to be paid that would not satisfy the requirements of Section 162(m) for deductibility.

Respectfully Submitted:

                      THE PERSONNEL AND COMPENSATION COMMITTEE

                          Charles J. Queenan, Jr., Chair
                          W. Craig McClelland
                          William G. Ouchi

                      THE STOCK INCENTIVE AWARD SUBCOMMITTEE

                          William G. Ouchi, Chair
                          W. Craig McClelland

Compensation Committee Interlocks and Insider Participation

        During 2002, Messrs. Queenan, Ouchi and McClelland were members of the Personnel and Compensation Committee and Messrs. Ouchi and McClelland were members of the Stock Incentive Award Subcommittee. Mr. James E. Rohr retired from the Board and the Committee on April 25, 2002, and was replaced on the Committee by Mr. McClelland. No member of the Personnel and Compensation Committee or the Stock Incentive Award Subcommittee is or has been an officer or employee of the Company. In December 2000, Mr. Bozzone became the Chairman, Chief Executive Officer and President of ATI, the Company's former parent, and continued in such roles until May 2001, thereafter remaining as Chairman of ATI. Messrs. Queenan, McClelland and Ouchi are members of the Personnel and Compensation Committee of ATI and Messrs. McClelland and Ouchi are members of the Stock Incentive Award Subcommittee of ATI.

        Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 2002. The law firm does not compensate Mr. Queenan nor does he participate in its earnings or profits.

EXECUTIVE COMPENSATION

Summary Compensation Table

        Shown below is information concerning the annual and long-term compensation for the Chief Executive Officer of the Company and the other four most highly compensated executive officers (the "Named Executive Officers") of the Company for the year ended December 31, 2002. The table below sets forth all compensation paid to the Named Executive Officers by the Company from January 1, 2000 through December 31, 2002.

Long-Term Compensation
Annual Compensation
Restricted Stock Awards ($)(3)
Name and Principal Position(s)	Fiscal Year*	Salary($)	Bonus ($)(1)	Other Annual Compensation($)(2)				Securities Underlying Options(#)(4)	All Other Compensation($)(5)
Michael P. Hoopis President and Chief Executive Officer	2002 2001 2000	$464,427 450,008 429,546	$149,000 191,000 147,261	$	— 104,237 101,642		$224,996 225,127 —	48,000 43,472 86,944	$48,919 72,746 352,340
Robert A. Shortt Executive Vice President, Sales, Marketing and Business Development	2002 2001 2000	$270,962 260,000 252,502	$55,000 75,000 65,000	$	— 73,943 74,417		$129,992 130,073 —	21,000 24,151 48,302	$18,816 31,796 80,304
Victor C. Streufert Vice President, Finance and Chief Financial Officer	2002 2001 2000	$250,965 240,011 231,936	$67,000 85,000 60,000	$	— — 39,217		$119,996 120,066 —	20,000 22,219 44,438	$26,036 26,287 8,783
Richard P. Bisson Vice President Operations	2002 2001 2000	$217,668 201,406 196,365	$60,000 75,000 50,000	$	— — 23,067	$	— 100,750 —	15,000 19,321 38,642	$20,940 20,062 6,131
Robert J. Rasp General Manager, Pool Products and Heating Systems	2002 2001 2000	$209,941 207,867 201,259	$55,000 70,000 50,000	$	— — —		$74,993 104,057 —	15,000 15,457 30,914	$22,007 28,553 7,191

*
The Company is reporting compensation for fiscal years 2000, 2001 and 2002 in accordance with applicable regulations of the SEC.

(1)
The row for fiscal year 2002 reflects bonuses for 2002 paid in 2003 by the Company. The row for fiscal year 2001 reflects bonuses for 2001 paid in 2002 by the Company. The row for fiscal year 2000 reflects bonuses for 2000 paid in 2001 by the Company.

(2)
Includes payments of $80,000 in each of years 2001 and 2000 to Mr. Hoopis, as required under his employment contract with the Company. Includes payments of $60,000 in each of years 2001 and 2000 to Mr. Shortt, as required under his employment contract with the Company. Includes payment of the year 2000 installments required under the Company's employment contract as amended, with each of Messrs. Streufert and Bisson in the amount of $25,000 and $10,000, respectively. Amounts for year 2000 include auto allowances of $13,067 for Messrs. Streufert and Bisson.

(3)
Represents the values of $9.34 and $7.91 of restricted Company Common Stock awarded in 2002 and 2001, respectively, to the Named Executive Officers under the SARP, calculated based upon the average of the high and low sales price of a share of our Common Stock during a ten trading day period preceding the award date, according to the terms of the SARP. The closing price of our Common Stock on the grant dates for the restricted stock was $9.22 and $7.90 in 2002 and 2001, respectively. The SARP is described under the caption "Report on Executive Compensation — Compensation Components." The aggregate number of shares and value of all restricted stock awards to the Named Executive Officers under the SARP using the closing market price of $7.35 on December 31, 2002 was: Mr. Hoopis, 106,598 shares ($783,496); Mr. Shortt, 63,466 shares ($466,476); Mr. Streufert, 58,428 shares ($429,446); Mr. Bisson 38,412 shares ($282,329); and Mr. Rasp 44,832 shares ($329,516). The restricted stock awards relating to the aggregate amounts reported in the preceding sentence were made during 1999, 2001 and 2002. If any dividend is declared on our Common Stock, the shares of restricted Common Stock granted to the Named Executive Officers will participate on an equal basis.

(4)
Reflects options granted under the Company's 1999 Incentive Plan. With respect to Messrs. Hoopis and Rasp, such amount does not include the conversion of options originally granted under the ATI Incentive Plan which were converted into economically equivalent options to purchase our Common Stock in connection with the spin-off.

(5)
Includes the Company's basic and matching contributions under our retirement plan (which includes a 401(k) plan feature) and deferred compensation plan for 2002 in the amounts of $43,157 for Mr. Hoopis, $17,298 for Mr. Shortt, $24,697 for Mr. Streufert, $19,913 for Mr. Bisson, and $21,576 for Mr. Rasp. Also includes life insurance premiums in the amount of $5,762 for Mr. Hoopis, $1,519 for Mr. Shortt, $1,339 for Mr. Streufert, $1,026 for Mr. Bisson, and $431 for Mr. Rasp.

Stock Options

Option Grants in Last Fiscal Year

        The table below sets forth information with respect to stock options granted to the Named Executive Officers in 2002.

	Individual Grants
					Potential Realizable Value at Assumed Rates Of Stock Price Appreciation for Option
		% of Total Options Granted to Employees In Fiscal Year
	Number of Securities Underlying Options Granted (1)
Name			Exercise of Base Price ($/Sh)	Expiration Date	Term(2) 5%	10%
Michael P. Hoopis	48,000	19.12%	9.45	10/23/12	$285,000	$723,000
Robert A. Shortt	21,000	8.37%	9.45	10/23/12	125,000	316,000
Victor C. Streufert	20,000	7.97%	9.45	10/23/12	119,000	301,000
Richard P. Bisson	15,000	5.98%	9.45	10/23/12	89,000	226,000
Robert J. Rasp	15,000	5.98%	9.45	10/23/12	89,000	226,000

(1)
Reflects options granted during 2002 under the Company's 1999 Incentive Plan. The options vest in three equal annual installments beginning on October 23, 2003.

(2)
The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of our Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be realized.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The table below sets forth information with respect to stock options exercised by the Named Executives Officers during the year ended December 31, 2002. In addition, it indicates the number and value of vested and unvested options held by the Named Executive Officers as of December 31, 2002.

				Value of Unexercised In-the-Money Options at FY-End($)(1)
			Number of Securities Underlying Unexercised Options at FY-End(#)
	Shares Acquired On Exercise(#)	Value Realized($)
Name			(Exercisable/Unexercisable)	(Exercisable/Unexercisable)
Michael P. Hoopis	0	$0	394,368/134,945	$0 /$0
Robert A. Shortt	0	0	86,650/ 69,303	0 / 0
Victor C. Streufert	0	0	72,218/ 64,439	0 / 0
Richard P. Bisson	0	0	56,820/ 53,643	0 / 0
Robert J. Rasp	0	0	101,732/ 45,915	4,477 / 0

(1)
The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $7.45, which was the average of the high and low sales prices of a share of our Common Stock on the NYSE on December 31, 2002.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        Effective October 23, 2001, the Company entered into amended and restated employment agreements with each of its seven executive officers, including the Named Executive Officers. The amended and restated employment agreements superceded and replaced the employment agreements that existed prior to October 23, 2001 ("prior agreements") between the Company and each of the executive officers. The amended and restated employment agreements are in substantially the same form and have a rolling one year term which is automatically extended for one month at the end of each month during the term unless written notice is given by either party. The amended and restated employment agreements also contain severance benefits in the event of termination of the executive as a result of death, disability, termination by the Company without cause or termination by the executive for good reason, including in the event of a change in control, and certain other benefits including but not limited to certain welfare benefits, vacation, auto allowance and tax preparation and financial planning services. All terms, such as "good reason," "change in control" and "welfare benefits," are defined in the agreements.

        Mr. Hoopis has an employment agreement with the Company that provides for a base salary of $450,000, which may be increased at the discretion of the Personnel and Compensation Committee, and a target bonus under our AIP of 60 percent of his base salary based on Company financial and individual performance. The employment agreement has the following severance benefits: (i) in the event of termination as a result of death, two times base salary and two times target bonus (calculated as if 100 percent of all Company financial and personal performance objectives were achieved), (ii) in the event of termination as a result of disability, two times base salary, two times target bonus (calculated as if 100 percent of all Company financial and personal performance objectives were achieved) and continuation of welfare benefits for the remainder of the term of the agreement, and (iii) in the event of termination by the Company without cause or termination by Mr. Hoopis for good reason, other than change in control, two times base salary, two times target bonus (calculated as if 100 percent of all Company financial and personal performance objectives were achieved) and continuation of welfare benefits for two years or until covered by comparable welfare benefits.

        Mr. Hoopis' employment agreement contains the following severance benefits in the event of termination by the Company without cause or resignation by Mr. Hoopis for good reason, either event occurring within two years after a change in control: three times base salary, three times target bonus (calculated as if 100 percent of all corporate and personal performance objectives were achieved), prorated bonus for the year of termination (calculated as if 120 percent of Company financial and personal goals were achieved), prorated cash payment from our PSP (calculated as if 120 percent of Company financial and personal goals were achieved), vesting of all outstanding stock options, removal of restrictions on all restricted stock awards, vesting of any employer contribution to the non-qualified deferred compensation plan, outplacement services and continuation of welfare benefits for three years or until covered by comparable welfare benefits. In addition, Mr. Hoopis' employment agreement provides that the Company may defer payments that would exceed the cap under Section 162(m) of the Code, except in the event of termination for good reason within two years after a change in control. Mr. Hoopis' employment agreement also provides that any severance payments made shall be increased, if necessary, to eliminate the impact of any excise tax imposed under Section 4999 of the Code or special tax (not ordinary income tax) imposed by any state or local authority.

        Mr. Shortt has an employment agreement with the Company that provides for a base salary of $260,000 and a target bonus under our AIP of 45 percent of his base salary. Mr. Streufert has an employment agreement with the Company that provides for a base salary of $240,000 and a target bonus under our AIP of 45 percent of his base salary. Mr. Rasp has an employment agreement with the Company that provides for a base salary of $208,111 and a target bonus under our AIP of 45 percent of his base salary. Mr. Bisson has an employment agreement with the Company that provides for a base salary of $201,400 and a target bonus under our AIP of 45 percent of his base salary. All of the base salaries of the Named Executive Officers may be increased at the discretion of the Personnel and Compensation

Committee and the actual bonus award amounts under our AIP are determined in the discretion of the Compensation Committee based on Company financial and individual performance. The employment agreements for Messrs. Shortt, Streufert, Rasp and Bisson all contain substantially identical provisions to Mr. Hoopis' employment agreement with respect to severance benefits and other terms, except that the amounts for payment of base pay and bonus and continuation of welfare benefits in the event of termination are one year less than the amounts provided in Mr. Hoopis' agreement.

        Each of the Named Executive Officers has stock option agreements relating to each stock option award and restricted stock award agreements relating to restricted stock awarded in connection with purchases under our SARP. Under the terms of the stock option agreements and restricted stock award agreements, upon a change in control, as such term is defined in the agreements, all unvested stock options will vest and all restrictions will be removed from restricted stock.

COMPARATIVE STOCK PERFORMANCE

        The following performance graph compares the total stockholder return of an investment in our Common Stock to that of the New York Stock Exchange Market Index and the Russell 2000 Index for the period commencing November 30, 1999, the date on which our Common Stock was first publicly traded, and ending on December 31, 2002. Due to the Company's diverse product lines, no suitable peer group has been determined; accordingly, the Russell 2000 Index is included for comparison of issuers with the closest available market capitalizations to the Company. The graph assumes that the value of the investment in our Common Stock was $100 on November 30, 1999, the first day of "regular way" trading of our Common Stock, in each of our Common Stock, the New York Stock Exchange Market Index and the Russell 2000 Index and that all dividends were reinvested. No cash dividends have been paid or declared on our Common Stock. The historical information set forth below is not necessarily indicative of future performance. We do not make or endorse any predictions as to future stock performance.

        In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of our registration statements under the Securities Act of 1933, as amended.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG WATER PIK TECHNOLOGIES, INC.
NYSE MARKET INDEX AND RUSSELL 2000 INDEX

ASSUMES $100 INVESTED ON NOVEMBER 30, 1999
ASSUMES DIVIDEND REINVESTMENT
FISCAL YEAR ENDED DECEMBER 31, 2002

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY

        In connection with our spin-off from ATI, we entered into several agreements with ATI, some of which are described below. During fiscal year 2002, certain of our Directors also served as Directors of ATI.

        Separation and Distribution Agreement.    The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. The agreement requires, among other things, that we complete an offering of our Common Stock and use the proceeds of such offering in compliance with the tax ruling, as amended, issued by the Internal Revenue Service in connection with the spin-off. We completed the required offering in January 2001. In addition, the Separation and Distribution Agreement provides that until the third Annual Meeting of our stockholders held following the spin-off, at least a majority of our Directors will also be members of the Board of Directors of ATI. The agreement further provides that both ATI and the Company will each indemnify the other for liabilities arising from a breach of any of the agreements entered into in connection with the spin-off or the failure to pay or discharge the liabilities assumed by such party under the Separation and Distribution Agreement.

        Employee Benefits Agreement.    The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our business. It provides that we generally will be responsible for all compensation and employee benefits relating to our employees and that we will establish our own qualified and non-qualified retirement and equity compensation plans with arrangements that are similar to ATI's plans. However, it provides that we will not be required to establish or fund a defined benefit pension plan for our employees and that ATI will retain all liabilities relating to our employees under the ATI pension plan. In addition, it provides for the conversion of stock awards under certain ATI equity compensation plans, including options and restricted stock awards, into economically equivalent awards for our Common Stock. The agreement further provides for the termination of the ATI Performance Share Program and the payout of pro-rated awards, including shares of our Common Stock, by us to participants in the program who are our employees.

        Tax Sharing and Indemnification Agreement.    The Tax Sharing and Indemnification Agreement allocates certain tax liabilities and obligations between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution. The significant restrictions imposed by the Tax Sharing and Indemnification Agreement expired on November 29, 2001 and the remaining restrictions expired on January 3, 2003.

        Kirkpatrick & Lockhart LLP.    The Company used the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 2002. Charles J. Queenan, Jr., an incumbent member of the Company's Board of Directors, is Senior Counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation" on page 17.

        PNC Bank, National Association.    James E. Rohr, a member of our Board of Directors until April 25, 2002, is a Director and executive officer of PNC Bank Corp., an affiliate of PNC Bank, N.A. W. Craig McClelland, an incumbent member of the Company's Board of Directors, is also a Director of PNC Bank Corp. PNC Bank, N.A. is one of five lenders under the Company's $60,000,000 credit facility, having committed to lend up to $12,500,000 under the facility.

        Loans Under Stock Acquisition and Retention Program.    Under the terms of our SARP, and prior to July 30, 2002 eligible participants could deliver a promissory note, payable to the Company, as payment for the purchase price of shares of our Common Stock purchased under the program. Each note has a term of not more than 10 years and is secured by the shares of our Common Stock being purchased with the note. Interest accrues on the notes at a rate, as determined on the applicable purchase date, equal to the then applicable federal rate but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws. The rate used for the five November 1999 SARP loans was 6.29 percent. The rate used for the one February 2000 SARP loan was 6.66 percent. The rate used for the one May 2000 SARP loan was 6.11 percent. The rate used for the seven May 2001 SARP loans was 5.36 percent. The rate used for the four February 2002 SARP loans was 5.52 percent. On July 30, 2002, Congress enacted the Sarbanes-Oxley Act of 2002, which among other things, prohibited loans by public companies to their officers or directors. As a result, we no longer grant loans under the SARP to officers to purchase our Common Stock.

        In connection with the SARP, the following executive officers have delivered promissory notes to the Company: Michael P. Hoopis, Robert A. Shortt, Victor C. Streufert, Richard P. Bisson, Robert J. Rasp, Theresa Hope-Reese and Richard D. Tipton. In all cases, the promissory notes were incurred to pay the purchase price of our Common Stock purchased under the SARP. The amount of indebtedness outstanding under the promissory notes as of February 28, 2003 were $1,699,987 principal and $250,234 interest for Mr. Hoopis; $1,009,977 principal and $150,775 interest for Mr. Shortt; $929,979 principal and $138,661 interest for Mr. Streufert, $581,382 principal and $105,104 interest for Mr. Bisson, $707,999 principal and $107,862 interest for Mr. Rasp, $381,085 principal and $60,522 interest for Ms. Hope-Reese and $370,796 principal and $52,632 interest for Mr. Tipton.

        Executive Officer Loan.    On December 3, 2001, the Company loaned $196,311 to Robert A. Shortt, an executive officer of the Company. As of February 28, 2003, the principal amount of the loan was $196,311 and the accrued interest was $12,371. The loan was intended to allow Mr. Shortt to refinance a promissory note owed by him to his former employer, CSK Auto Corporation. The interest rate on the promissory note is 4.99 percent. Payments are due monthly commencing December 1, 2004 and continuing for five years. The note is partially secured by 1,000 shares of CSK common stock owned by Mr. Shortt and 33,108 shares of restricted Company Common Stock owned by Mr. Shortt.

OTHER INFORMATION

Annual Report on Form 10-K

        COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT 23 CORPORATE PLAZA, SUITE 246, NEWPORT BEACH, CALIFORNIA 92660 OR (949) 719-3700.

Consents Regarding Delivery of Proxy Materials

        Any stockholders sharing an address and currently receiving multiple copies of our Annual Report and Proxy Statement may consent to the delivery of a single copy of each of those documents to that address by checking the appropriate box on the enclosed proxy card. That consent will not apply to any other documents, but will continue with respect to the consenting stockholder until revoked by that stockholder. Only one Annual Report and one Proxy Statement are being delivered to two or more of our stockholders who share an address and have consented to delivery in this manner unless we have received contrary instructions from one of more of those stockholders. If you are a stockholder at a shared address to which a single copy of each of these documents was delivered, you may request separate copies of the Annual Report and Proxy Statement or revoke your consent to the delivery of a single copy of these documents to your address by writing to our Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660 or telephoning him at (949) 719-3700. We will promptly deliver the requested copies upon receipt of your request and, should you revoke your consent, we will begin sending individual copies of such documents to you within 30 days of that revocation.

        A stockholder may elect to receive future Annual Reports, Proxy Statements and related proxy materials electronically over the Internet instead of receiving paper copies in the mail. If your shares are registered in your own name, you may consent to the future delivery of these documents via the Internet by marking the appropriate box on the enclosed proxy card. If your shares are held by a nominee holder, you should contact that nominee holder to inquire about the availability of Internet delivery of these documents. If you consent to Internet delivery of these documents, a notation will be made on your account and we will continue Internet delivery of these documents for all future annual meetings until you revoke your consent. When the Annual Report, Proxy Statement and related Proxy materials for future Annual Meetings become available, you will receive a notice instructing you on how to access these documents over the Internet. You may revoke your consent to Internet delivery or request paper copies of any of these documents without revoking your consent by sending a written request to our Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660.

        We will provide any of our stockholders with a copy of our Annual Report on Form 10-K, without exhibits, free of charge upon our receipt of a request made in either manner described above.

2004 Annual Meeting and Stockholder Proposals

        Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received no later than November 15, 2003 (120 days before the first anniversary of mailing of Proxy materials for the 2003 meeting) for inclusion in the Proxy Statement and Proxy card for that meeting. In addition, our certificate of incorporation provides that in order for nominations or other business to be properly brought before an Annual Meeting by a stockholder, whether or not the business is included in the Proxy Statement and Proxy card for that meeting, the stockholder must give timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting which, in the case of the 2004 Annual Meeting of Stockholders, would be no earlier than January 25, 2004 and no later than February 9, 2004. If, however, the date of the 2004 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Our certificate of incorporation also requires that such notice contain certain additional information. Copies of the certificate of incorporation can be obtained without charge from our Secretary.

                      By order of the Board of Directors,

                      Richard D. Tipton
                       Secretary

March 14, 2003

PROXY

WATER PIK TECHNOLOGIES, INC.
23 Corporate Plaza, Suite 246, Newport Beach, California 92660
Proxy for Annual Meeting of Stockholders
On April 24, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with the power to appoint his substitute. Further, the undersigned hereby authorizes any of the proxies to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 24, 2003, commencing at 9:00 a.m., Pacific Daylight Time, at The Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, California 92660, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Directors of Water Pik Technologies, Inc.

The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

(Continued, and to be marked, dated and signed, on the other side)

^ Detach here from proxy voting card. ^

Please mark your votes as indicated in this example	☒
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1.	The election of two Class I directors to serve for three-year terms ending in 2006.	☐	☐	2.	The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2003.	☐	☐	☐
Nominees: 01 Charles J. Queenan, Jr. 02 Babette E. Heimbuch
				By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.				☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)
				I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.				☐
In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Signature                                                                                   Signature                                                                                   Date

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

^ Detach here from proxy voting card. ^

PROXY

WATER PIK TECHNOLOGIES, INC.
23 Corporate Plaza, Suite 246, Newport Beach, California 92660
Proxy for Annual Meeting of Stockholders
On April 24, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with the power to appoint his substitute. Further, the undersigned hereby authorizes any of the proxies to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 24, 2003, commencing at 9:00 a.m., Pacific Daylight Time, at The Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, California 92660, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Directors of Water Pik Technologies, Inc.

The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

(Continued, and to be marked, dated and signed, on the other side)

^ Detach here from proxy voting card. ^

Please mark your votes as indicated in this example	☒
		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
1.	The election of two Class I directors to serve for three-year terms ending in 2006.	☐	☐	2.	The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2003.	☐	☐	☐
Nominees: 01 Charles J. Queenan, Jr. 02 Babette E. Heimbuch
				By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.				☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)
				I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.				☐
In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Signature                                                                                   Signature                                                                                   Date

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

^ Detach here from proxy voting card. ^

QuickLinks

PROXY STATEMENT TABLE OF CONTENTS
PROXY STATEMENT FOR 2003 ANNUAL MEETING OF STOCKHOLDERS To Be Held April 24, 2003
PROXY SOLICITATION AND VOTING INFORMATION
BOARD COMPOSITION AND PRACTICES
CORPORATE GOVERNANCE
PROPOSAL ONE — ELECTION OF DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT AND FINANCE COMMITTEE
INDEPENDENT AUDIT FIRM FEES
DIRECTOR COMPENSATION
PROPOSAL TWO — RATIFICATION OF INDEPENDENT AUDITORS
OTHER BUSINESS
STOCK OWNERSHIP INFORMATION
REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY
OTHER INFORMATION